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                                FIRSTHAND FUNDS                   March 15, 2000
                            SUPPLEMENT TO PROSPECTUS
                   DATED NOVEMBER 30, 1999 (THE "PROSPECTUS")

     At a meeting held on February 26, 2000, the Board of Trustees of the Firsthand Funds (the "Trust") approved a number of changes in the Trust's service providers and shareholder services. These changes include (i) the appointment of State Street Bank and Trust Company ("State Street") as the new transfer agent for the Trust, effective April 8, 2000, (ii) the appointment of State Street as the sub-administrator for the Trust, effective April 30, 2000, and (iii) the appointment of ALPS Mutual Fund Services, Inc. as the distributor for the Trust, effective April 30, 2000. In addition, the money market fund available as part of the Exchange Privilege has been changed.

     THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE PROSPECTUS:

     Effective April 8, 2000, the transfer agent address is changed to P.O. Box 8356, Boston, Massachusetts 02266-8356, for the following transactions:

  -  Obtaining general information about shareholder services;
  -  Opening accounts and obtaining account applications;
  -  Obtaining instructions for purchasing shares by bank wire;
  -  Redeeming shares;
  -  Removing the telephone privilege from your account;
  -  Changing your bank or brokerage account;
  -  Obtaining information about Automated Clearing House transactions;
  -  Starting, modifying or discontinuing an Automatic Investment Plan;
  -  Exchanging shares of the Trust's series; and
  -  Requesting payments of distributions in cash.

     Also effective April 8, 2000, under the Exchange Privilege, shares of any Firsthand Funds may be exchanged at net asset value (less any applicable redemption fees) for shares of the SSgA Money Market Fund (the "Money Market Fund") (a series of SSgA Funds), which invests in high quality money market instruments.

     Effective April 30, 2000, the sub-administrator address is changed to 225 Franklin Street, Boston, Massachusetts 02110.

     Effective April 30, 2000, ALPS Mutual Fund Services, Inc. (the "Underwriter"), 370 17th Street, Suite 3100, Denver, Colorado 80202, serves as principal underwriter for the Trust (replacing CW Fund Distributors, Inc.) and, as such, is the exclusive agent for the distribution of shares of the Trust.

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                                FIRSTHAND FUNDS                   March 15, 2000
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
       DATED NOVEMBER 30, 1999 (THE "STATEMENT OF ADDITIONAL INFORMATION")

     At a meeting held on February 26, 2000, the Board of Trustees of the Firsthand Funds (the "Trust") approved a number of changes in the Trust's service providers. These changes include (i) the appointment of State Street Bank and Trust Company ("State Street") as the new transfer agent for the Trust, effective April 8, 2000, (ii) the appointment of State Street as the sub-administrator for the Trust, effective April 30, 2000, (iii) the appointment of ALPS Mutual Fund Services, Inc. as the distributor for the Trust, effective April 30, 2000, and (iv) the appointment of Morrison & Foerster LLP as counsel for the Trust and its independent trustees.

     THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION:

     Effective April 8, 2000, the address is changed to P.O. Box 8356, Boston, Massachusetts 02266-8356, for obtaining a copy of the Trust's prospectus.

     State Street, 225 Franklin Street, Boston, Massachusetts 02110, has been retained by Firsthand Capital Management, Inc. (the "Investment Adviser"), to maintain the records of each shareholder's account, process purchases and redemptions of the shares of the Trust's series (the "Funds") and act as dividend and distribution disbursing agent. State Street also provides sub-administrative services to the Funds, calculates daily net asset value per share and maintains such books and records as are necessary to enable State Street to perform its duties. For its services, the Investment Adviser (not the Trust) pays State Street (i) a fee for sub-administrative services at the annual rate of 0.03% of the first $1 billion of the Trust's average net assets, 0.025% of the next $1 billion of the Trust's average net assets, 0.02% of the next $1 billion of the Trust's average daily net assets, 0.015% of the next $2 billion of the Trust's average daily net assets and 0.010% of the average daily net assets of the Trust thereafter; (ii) a fee for transfer agency and shareholder services at the annual rate of 0.02% of the Trust's average net assets; and (iii) a fee for accounting services at the annual rate of 0.0125% of the first $1 billion of the Trust's average net assets, 0.01% of the next $1 billion of the Trust's average net assets, 0.005% of the next $1 billion of the Trust's average daily net assets and 0.0025% of the Trust's average daily net assets thereafter.

     Effective April 30, 2000, ALPS Mutual Fund Services, Inc. (the "Underwriter"), 370 17th Street, Suite 3100, Denver, Colorado 80202, will be the principal underwriter for the Trust (replacing CW Fund Distributors, Inc.) pursuant to an Underwriting Agreement.

The law firm of Morrison & Foerster LLP, 2000 Pennsylvania Ave., NW, Washington, DC 20006, acts as legal counsel for the Trust and the Trust's independent trustees.